Second Quarter 2025 Supplemental Information JULY 22, 2025

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic, competitive, and other conditions in the United States and in any foreign jurisdictions in which we invest; global economic trends and conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, fluctuations in interest rates and credit spreads, labor shortages, currency fluctuations and challenges in global supply chains; deterioration in the performance of the properties securing our investments; difficulty accessing financing or raising capital; and the risks, uncertainties and factors set forth under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of July 22, 2025. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of June 30, 2025 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Best In Class Portfolio

$5.8 B
Loan Portfolio

100%
Senior Loans

62%
Multifamily & Industrial

$117 M
Average Loan Size[(1)]

100%
QTD Interest Collected

Senior loans secured primarily by ***transitional, institutional multifamily and industrial properties*** owned by ***high quality sponsors***

Conservative Balance Sheet

$8.2 B
Financing Capacity

78%
Fully Non-Mark-to-Market[(2)]

$757 M
Current Liquidity[(3)]

Conservative liability management focused on ***diversified non-mark-to-market*** financing

KREF's Manager Fully Integrated with KKR

15%
KKR Ownership in KREF

$664 B
Global AUM[(4)]

$81 B
Real Estate AUM[(4)(5)]

145
Real Estate Professionals[(4)]

One firm culture that rewards ***investment discipline, creativity and determination*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Average loan size is inclusive of the unfunded commitment
(2) Based on outstanding principal amount of secured financing. The remaining is subject to credit marks only
(3) Includes $108 million of cash, $620 million of undrawn corporate revolver capacity and $29 million of available borrowings based on existing collateral
(4) As of March 31, 2025
(5) Figures represent AUM across all KKR real estate transactions

KREF

3

4 • 2Q 2025 Net loss(1) of ($0.53) per diluted share (includes a CECL provision of $50 million, or ($0.74) per diluted share) • 2Q 2025 Distributable loss(2) of ($0.04) per diluted share (includes a realized loss of $20 million, or ($0.30) per diluted share) • Book Value per Share (“BVPS”) of $13.84 per share (includes a CECL allowance of $174 million, or ($2.64) per share as of June 30, 2025, representing 300 basis points of loan principal balance) Second Quarter 2025 Highlights (1) Represents Net Income or loss attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) Includes the amortization of deferred origination fees, loan origination costs and purchase discounts. Excludes loans on nonaccrual status • Originated and funded $211 million and $210 million, respectively, relating to two floating-rate loans • $5.8 billion predominantly senior loan portfolio with a weighted average unlevered all-in yield(3) of 7.6% • Multifamily and industrial assets represent 62% of loan portfolio • Received $450 million in loan repayments • Funded $20 million for existing loans • Collected 100% of interest payments • Weighted average risk rating of 3.1 • Monitoring five watch list loans, including two office assets • Resolved a risk-rated 5 loan by taking title to a multifamily property in West Hollywood, CA • Sold certain real estate owned assets, including a parking garage in Philadelphia, PA and a retail/redevelopment parcel in Portland, OR, for a combined gain of $1 million • Invested $9 million in CMBS B-Pieces Financials Portfolio Liquidity & Capitalization • $757 million of available liquidity, including $108 million of cash and $620 million of undrawn capacity on the corporate revolver • Entered into a new $100 million term lending agreement, with the ability to upsize, which provides match-term financing on a non-mark-to-market basis • Diversified financing sources totaling $8.2 billion with $3.2 billion of undrawn capacity • 78% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • No final facility maturities until 2026 and no corporate debt due until 2030 • Repurchased 2 million shares at an average price per share of $9.21 for a total of $20 million

5 2Q'25 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Includes real estate owned and an equity method investment (3) Book value per share includes CECL allowance of $174 million or ($2.64) per share and accumulated depreciation of $4 million or ($0.06) per share (4) Amount excludes 239,922 deferred stock units Income Statement ($ in Millions) 2Q'25 Net interest income $30.2 Other income 5.7 Provision for credit losses (49.8) Operating expenses (16.6) Preferred stock dividends (5.3) Other 0.5 Net Loss Attributable to Common Stockholders ($35.4) Net Loss per Share, Diluted ($0.53) Distributable Loss(1) ($2.9) Distributable Loss per Share, Diluted(1) ($0.04) Dividend per Share $0.25 Diluted Weighted Average Shares Outstanding 67,191,309 Balance Sheet ($ in Millions) 2Q'25 Commercial real estate loans, net $5,605.5 VIE assets, CMBS trust, at fair value 492.0 Real estate assets(2) 471.1 Cash 107.7 Other 78.8 Total Assets $6,755.3 Secured financing agreements, net $2,948.2 Collateralized loan obligations, net 1,447.8 Secured term loan, net 535.1 VIE liabilities, CMBS trust, at fair value 483.0 Other 48.0 Total Liabilities $5,462.1 Total Equity $1,293.1 Common Shareholders' Equity $912.3 Book Value per Share(3) $13.84 Common Shares Outstanding(4) 65,676,132

6 $0.29 ($0.15) ($0.53) ($1.57) $0.25 ($0.04) Net Income (Loss) per Diluted Share Distributable Earnings (Loss) per Diluted Share 2Q'24 1Q'25 2Q'25 Recent Operating Performance Note: Net income (loss) attributable to common stockholders; See Appendix for definition of Distributable Earnings and reconciliation to financial results prepared in accordance with GAAP (1) 2Q'24 Distributable earnings before realized losses was $28 million, or $0.40 per share (2) 2Q'25 Distributable earnings before realized losses, net was $16 million, or $0.24 per share Net Income and Distributable Earnings Dividends and Book Value Per Share ($ in Millions) 2Q'24 1Q'25 2Q'25 Net income (loss): $20.2 ($10.6) ($35.4) Distributable earnings (loss): ($108.7) $17.0 ($2.9) 2Q'24 1Q'25 2Q'25 Dividend per share: $0.25 $0.25 $0.25 Dividend yield on book value per share: 6.6% 6.9% 7.2% $15.24 $14.44 $13.84 Book Value per Share 2Q'24 1Q'25 2Q'25 Dividend declared per share (1) $0.25 (2)

7 2Q'25 Loan Originations – Case Studies Investment North Palm Beach Multifamily Raleigh Industrial Portfolio Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $86 million $125 million(1) Location North Palm Beach, FL Raleigh, NC Collateral 250-Unit Class A Multifamily Rental Property 55 Light Industrial Properties Totaling 2.7 Million SF Loan Purpose Refinance Recapitalization LTV(2) 72% 71% Investment Date May 2025 June 2025 Asset Photos (1) The total whole loan is $408 million, co-originated and co-funded by KREF and KKR affiliates. KREF’s interest was 31% of the loan (2) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated

8 Multifamily 46% Office 19% Industrial 16% Life Science 12% Hospitality 4% Other 3% Class-A 70% Class-B 30% KREF Loan Portfolio by the Numbers (1) Includes loans, real estate assets and CMBS investments (2) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (3) “Other” property types include: 2% Student Housing and <1% Mixed Use (4) Office property certification % is based on current principal loan balance; see description for LEED certification in the Appendix Geography Investment Type Property Type Interest Rate TypeTotal Portfolio(1) 4% 9% 12% 14% 16% 11% Other <4%: 14% ($ in Millions) 100% Office(4) 5% Washington, D.C. $6,792 $7,916 $7,752 $6,272 $6,243 4Q'21 4Q'22 4Q'23 4Q'24 2Q'25 Senior Loans 100% Floating 99% Fixed 1% Multifamily Class-A 90% Class-B 10% (2) (3) 7% 4% 4%

9 0% 5% 85% 4% 6% 1 2 3 4 5 Weighted Average Risk Rating(2): 3.1 Portfolio Credit Quality Overview Note: The charts above are based on percentage of our loan portfolio (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. Weighted average LTV excludes risk-rated 5 loans. (2) Weighted average is weighted by current principal amount Collected 100% of interest payments due on the loan portfolio in 2Q'25 Loan-to-Value(1) Risk Rating Distribution Weighted Average LTV(2): 65% Loan Count 2Q '2 5 Weighted Average LTV(2): 66% Weighted Average Risk Rating(2): 3.1 1Q '2 5 22% 27% 24% 23% 4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 21% 25% 22% 28% 4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 2 2 347 0 3 2 345Loan Count 0% 8% 81% 3% 8% 1 2 3 4 5

KREF Life Science Loan Portfolio Overview

100% of KREF's loan exposure is located in the top two Life Science markets

Location	MSA	Investment Date	Loan Purpose	Development Status	Year Built or Renovated	Asset Quality	Committed Principal	Outstanding Principal	Net Equity	Loan per SF[1]	Max Term (Years)[2]
Boston, MA	Boston	Apr-21	Acquisition	Complete	2022	Class A/B	$166.2	$163.2	$41.8	$678	0.9
Risk-Rated 5: Total / Weighted Average							$166.2	$163.2	$41.8		0.9
Boston, MA	Boston	Aug-22	Construction	Complete	2024	Class A	312.5	229.6	33.6	747	2.1
Redwood City, CA	San Francisco	Sep-22	Construction	In Process	2025	Class A	145.2	83.1	16.2	885	2.3
Cambridge, MA	Boston	Dec-21	Construction	Complete	2023	Class A	115.7	97.6	25.1	1,072	1.5
Brisbane, CA	San Francisco	Jul-21	Refinance	N/A	2020	Class A	91.3	83.8	23.8	724	3.1
San Carlos, CA	San Francisco	Feb-22	Recapitalization	Complete	2023	Class A	89.1	58.6	20.1	400	2.4
Risk-Rated 3: Total / Weighted Average							$753.8	$552.7	$118.8		2.2
Grand Total / Weighted Average							$920.0	$715.9	$160.6		1.9

Development Status[3]



N/A 10%
In Process 16%
Completed 74%

Metropolitan Statistical Area[3]



San Francisco 35%
Boston 65%

Life Science Assets

Brisbane, CA

Cambridge, MA

Boston, MA



San Carlos, CA

Redwood City, CA

Boston, MA

Note: Amounts shown in millions, except for Loan per SF

(1) Loan Per SF based on current principal amount divided by current SF. For Construction loans, Loan per SF based on total commitment amount of the loan divided by the proposed SF

(2) Max remaining term (years) assumes all extension options are exercised, if applicable. Weighted average is weighted by current principal amount

(3) Based on committed principal

KREF

10

Watch List Migrations Quarter-over-Quarter

In 2Q'25, KREF had two risk rating downgrades, including one new addition to the watch list, while also resolving one watch list loan

1Q'25 Watch List	Intra-Quarter Activity	2Q'25 Watch List
Total Principal: $392 million	Risk Rating: 5	*Total Principal: $443 million*
Minneapolis Office		Minneapolis Office
Raleigh Multifamily		Raleigh Multifamily
West Hollywood Multifamily	} *Transferred to REO*	Boston Life Science
Total Principal: $274 million	Risk Rating: 4	*Total Principal: $202 million*
San Diego Multifamily		San Diego Multifamily
Boston Life Science	*downgraded from risk-rated 3 to risk-rated 4* {	Chicago Office

KREF

11

12 Case Studies: Watch List Loans Investment Minneapolis Office Boston Life Science Raleigh Multifamily Loan Type Floating-Rate Senior Loan(1) Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date November 2017 April 2021 April 2022 Collateral Two Class-A Office Buildings totaling 1.1mm SF Two Buildings totaling 482k SF 320-unit Class-B Multifamily Loan Purpose Refinance Refinance Acquisition Location Minneapolis, MN Boston, MA Raleigh, NC Committed Amount $199 million(1) $166 million(2) $92 million Current Principal Amount $194 million(1) $163 million $85 million Loan Basis(3) $182 / SF $678 / SF $267k / unit Coupon + 2.3%(1) + 3.7% + 3.2% Max Remaining Term (Yrs.) 1.0 0.9 1.9 Loan Risk Rating 5 5 5 (1) The total whole loan was $199 million, including (i) a fully funded senior mortgage loan of $120 million, at an interest rate of S+2.3% and (ii) a mezzanine note with a commitment of $79 million, of which $74 million was funded as of June 30, 2025, at a fixed PIK interest rate of 4.5% (2) The total whole loan is $332 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan (3) Loan basis reflects outstanding current principal amount before any CECL adjustments

13 Case Studies: Watch List Loans cont. Investment San Diego Multifamily Chicago Office Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date October 2021 July 2019 Collateral 231-unit Class-A Multifamily Class-A Office Building totaling 1mm SF Loan Purpose Refinance Refinance Location San Diego, CA Chicago, IL Committed Amount $115 million $105 million Current Principal Amount $112 million $91 million Loan Basis(1) $483k / unit $87 / SF Coupon + 3.5% + 2.3% Max Remaining Term (Yrs.) 1.4 3.1 Loan Risk Rating 4 4 (1) Loan basis reflects outstanding current principal amount before any CECL adjustments

Overview of Real Estate Assets

Proforma equity[1] of approximately $352 million ($5.34 per share) was held in our Real Estate Assets

Real Estate Owned

Location	Property Type	Acquisition Date	Square Footage/ Units	Investment Amount[2] ($ in millions)	Investment Amount per Square Foot/ Unit
Mountain View, CA	Class A Office Campus	June 2024	449,006	$121	$391 / SF
West Hollywood, CA	Luxury Condo	April 2025	37 units	94	$2.5M / unit
Portland, OR	Retail / Redevelopment	December 2021	n.a.[3]	85	n.a.
Seattle, WA[4]	Class A Life Science	June 2024	213,056	85	$537 / SF
Philadelphia, PA	Office	December 2023	210,528	32	$150 / SF
Total REO at 2Q'25				**$417**	
Raleigh, NC	Multifamily	3Q 2025 (closing pending)	320 units	72	$224k / unit
Total REO Proforma				**$488**	

Property Type



Multifamily
15%
Office
30%
Life Science
18%
Retail / Redevelopment
18%
Condo
20%

Location



PA
5%
NC
15%
CA
45%
WA
18%
OR
18%

Note: Figures as of June 30, 2025. Property type and location breakouts based on total proforma investment amount
(1) Equity represents investment amount less current financing and noncontrolling interests
(2) Investment Amount represents the value of land, building, and certain other adjustments to basis, net of noncontrolling interests
(3) Estimated entitlement of 4+ million square feet
(4) Included in "Equity method investment, real estate asset" on the Condensed Consolidated Balance Sheets

KREF

14

Financing Overview: 78% Non-Mark-To-Market

Diversified financing sources totaling $8.2 billion with $3.2 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Principal Amount	Weighted Avg. Coupon[(1)]	Advance Rate	Non-MTM
Term Credit Facilities	$2,000	$1,100	+1.8%	67.0%	(2)
Term Lending Agreements	$1,515	$911	+1.5%	68.0%	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Secured Term Loan	$549	$549	+3.3%	—	✓
Corporate Revolving Credit Facility	$660	$40	+2.0%	—	✓
Total Debt	**$5,224**	**$2,599**			
Collateralized Loan Obligations	$1,448	$1,448	+1.6%	80.2%	✓
Term Loan Facility	$1,000	$543	+2.0%	77.3%	✓
Asset Specific Financing	$491	$362	+2.9%	82.6%	✓
Total Leverage	**$8,162**	**$4,951**			

Leverage Ratios



2.0x
3.9x
Debt-To-Equity Ratio(3)
Total Leverage Ratio(4)

Outstanding Financing[(5)]



Term Credit Facilities 22%
Collateralized Loan Obligations 29%
Revolver 1%
Asset Specific 7%
Term Lending Agreements 18%
Secured Term Loan 11%
Term Loan Facility 11%
Non-Mark-to-Market 78%

(1) Weighted average coupon expressed as spread over Term SOFR
(2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions
(3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), and secured term loan, less cash to (ii) KREF stockholders' equity, in each case, at period end
(4) Represents (i) total outstanding debt agreements, secured term loan, and collateralized loan obligations, less cash to (ii) KREF stockholder's equity, in each case, at period end
(5) Based on outstanding principal amount of secured financing

KREF

15

16 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $714 $277 $109 $1,100 Capacity $1,000 $600 $400 $2,000 Collateral: Loans / Principal Balance 10 Loans / $1,032 7 Loans / $429 4 Loans / $181 21 Loans / $1,642 Final Stated Maturity(1) September 2029 March 2026 December 2027 - Weighted Average Pricing(2) +1.6% +2.0% +2.4% +1.8% Weighted Average Advance 69.2% 64.6% 60.2% 67.0% Mark-to-market Credit Only Credit Only Credit Only - ($ in Millions) (1) Based on extended maturity date (2) Weighted average pricing expressed as spread over Term SOFR (3) Based on principal balance of financing Property Type(3): Multifamily 48% Office 25% Life Science 19% Industrial 6% Mixed Use 1%

17 $108 $728 $108 $620 $29 $757 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity $0 $100 $200 $300 $400 $500 $600 $700 $800 Liquidity Overview (1) Unencumbered assets includes $206 million of real estate owned assets, $2 million of unencumbered senior loans and $45 million of CMBS investments (2) Represents under-levered amounts on financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $253 million of total unencumbered assets(1) as of June 30, 2025 (4) (2)

18 Earnings Sensitivity to Change in SOFR 99% floating-rate loan portfolio indexed to Term SOFR Quarterly Net Interest Income Per Share Sensitivity to Change in Market Rates Term SOFR = 4.32% As of June 30, 2025 ($ Impact Per Share) Note: Based on portfolio as of June 30, 2025 Change in SOFR ($0.02) ($0.01) $0.00 $0.01 $0.02 -1.00% -0.50% 0.00% +0.50% +1.00% (0.04) (0.03) (0.02) (0.01) 0.00 0.01 0.02 0.03 0.04

19 Appendix

2Q'25 Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal / Investment Amount	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan / Investment Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans													
1	Senior Loan	Arlington, VA	Multifamily	9/30/2021	381.0	381.0	378.3	89.0	+3.3%	1.3	$340,779 / unit	69%	3
2	Senior Loan	Boston, MA	Life Science	8/3/2022	312.5	312.5	229.6	33.6	+4.2%	2.1	$747 / SF	56%	3
3	Senior Loan	Bellevue, WA	Office	9/13/2021	520.8	260.4	224.6	55.8	+3.7%	1.8	$851 / SF	63%	3
4	Senior Loan	Various	Industrial	4/28/2022	504.5	252.3	252.3	64.1	+2.7%	1.9	$98 / SF	64%	3
5	Senior Loan	Bronx, NY	Industrial	8/27/2021	381.2	228.7	217.2	47.9	+4.2%	1.2	$277 / SF	52%	3
6	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	220.0	220.0	220.0	43.2	+2.9%	0.7	$410,430 / unit	68%	3
7	Senior Loan	Minneapolis, MN	Office	11/13/2017	199.4	199.4	194.4	96.2	+2.3%	1.0	$182 / SF	n.a.	5
8	Senior Loan	The Woodlands, TX	Hospitality	9/15/2021	181.4	181.4	181.4	38.6	+4.3%	1.3	$199,513 / key	64%	2
9	Senior Loan	Washington, D.C.	Office	11/9/2021	181.0	181.0	178.0	69.7	+3.1%	2.4	$499 / SF	55%	3
10	Senior Loan	Various	Industrial	6/15/2022	346.6	173.3	159.1	40.6	+2.9%	2.0	$130 / SF	64%	3
11	Senior Loan	West Palm Beach, FL	Multifamily	12/29/2021	171.5	171.5	171.4	33.1	+2.8%	1.5	$211,091 / unit	73%	2
12	Senior Loan	Boston, MA	Life Science	4/27/2021	332.3	166.2	163.2	41.8	+3.7%	0.9	$678 / SF	n.a.	5
13	Senior Loan	Redwood City, CA	Life Science	9/30/2022	580.7	145.2	83.1	16.2	+4.5%	2.3	$885 / SF	53%	3
14	Senior Loan	Plano, TX	Office	2/6/2020	141.8	141.8	137.8	29.9	+3.9%	1.1	$190 / SF	64%	3
15	Senior Loan	Raleigh, NC	Industrial	6/24/2025	407.6	125.0	125.0	23.8	+2.4%	5.0	$152 / SF	71%	3
16	Senior Loan	Arlington, VA	Multifamily	1/20/2022	119.3	119.3	119.3	26.1	+2.9%	1.6	$397,644 / unit	65%	3
17	Senior Loan	Cambridge, MA	Life Science	12/22/2021	401.3	115.7	97.6	25.1	+4.0%	1.5	$1,072 / SF	51%	3
18	Senior Loan	San Diego, CA	Multifamily	10/20/2021	115.0	115.0	111.7	39.8	+3.5%	1.4	$483,492 / unit	71%	4
19	Senior Loan	Philadelphia, PA	Office	6/19/2018	114.3	114.3	114.3	25.9	+2.8%	1.6	$117 / SF	71%	3
20	Senior Loan	Pittsburgh, PA	Student Housing	6/8/2021	112.5	112.5	112.5	21.8	+3.0%	0.9	$155,602 / unit	74%	2
21	Senior Loan	Chicago, IL	Office	7/15/2019	105.0	105.0	90.7	73.7	+2.3%	3.1	$87 / SF	59%	4
22	Senior Loan	Las Vegas, NV	Multifamily	12/28/2021	101.1	101.1	101.1	19.8	+2.8%	1.5	$191,460 / unit	61%	3
23	Senior Loan	Washington, D.C.	Office	1/13/2022	228.5	100.0	99.9	15.0	+3.3%	2.6	$365 / SF	55%	3
24	Senior Loan	Cary, NC	Multifamily	11/21/2022	100.0	100.0	95.3	20.0	+3.4%	2.4	$244,275 / unit	63%	3
25	Senior Loan	Boston, MA	Industrial	6/28/2022	273.2	95.7	95.0	20.0	+3.0%	2.0	$195 / SF	52%	3
26	Senior Loan	Orlando, FL	Multifamily	12/14/2021	95.4	95.4	95.4	24.4	+3.1%	1.5	$251,715 / unit	74%	3
27	Senior Loan	Raleigh, NC	Multifamily	4/27/2022	91.7	91.7	85.5	45.5	+3.2%	1.9	$267,108 / unit	n.a.	5
28	Senior Loan	Brisbane, CA	Life Science	7/22/2021	91.3	91.3	83.8	23.8	+3.4%	3.1	$724 / SF	71%	3
29	Senior Loan	Brandon, FL	Multifamily	1/13/2022	90.3	90.3	73.0	20.6	+3.1%	1.6	$196,704 / unit	75%	3
30	Senior Loan	San Carlos, CA	Life Science	2/1/2022	139.7	89.1	58.6	20.1	+1.0%	2.4	$400 / SF	68%	3
31	Senior Loan	Dallas, TX	Office	1/22/2021	87.0	87.0	87.0	18.8	+3.4%	0.6	$294 / SF	65%	3
32	Senior Loan	North Palm Beach, FL	Multifamily	5/22/2025	85.7	85.7	85.4	16.3	+2.3%	4.9	$341,600 / unit	72%	3
33	Senior Loan	Various	Multifamily	1/31/2025	142.2	85.3	84.3	20.4	+3.0%	4.6	$212,223 / unit	70%	3
34	Senior Loan	Miami, FL	Multifamily	10/14/2021	84.5	84.5	84.5	19.3	+2.9%	1.4	$287,415 / unit	76%	3
35	Senior Loan	Phoenix, AZ	Multifamily	3/26/2025	79.0	79.0	79.0	15.1	+2.3%	4.8	$312,332 / unit	69%	3
36	Senior Loan	Dallas, TX	Multifamily	12/23/2021	78.4	78.4	78.4	17.4	+2.9%	1.5	$241,164 / unit	67%	3
37	Senior Loan	Philadelphia, PA	Mixed Use	6/28/2024	77.7	77.7	24.4	8.8	+4.0%	4.0	$75 / SF	72%	3
38	Senior Loan	Nashville, TN	Hospitality	1/6/2025	75.8	75.8	75.0	14.4	+3.3%	4.5	$326,087 / key	64%	3
39	Senior Loan	Delray Beach, FL	Multifamily	3/26/2025	73.0	73.0	73.0	14.0	+2.3%	4.8	$257,042 / unit	71%	3
40	Senior Loan	Hollywood, FL	Multifamily	12/20/2021	71.0	71.0	71.0	14.5	+2.8%	1.5	$287,449 / unit	74%	3
41	Senior Loan	Charlotte, NC	Multifamily	12/14/2021	70.3	70.3	68.0	9.5	+3.1%	1.5	$184,712 / unit	74%	3
42	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	70.3	12.4	+2.8%	1.3	$290,496 / unit	78%	3
43	Senior Loan	Plano, TX	Multifamily	3/31/2022	63.3	63.3	63.3	23.7	+0.9%	2.1	$238,000 / unit	75%	3
44	Senior Loan	Dallas, TX	Multifamily	8/18/2021	63.1	63.1	63.1	13.3	+3.9%	1.2	$175,278 / unit	70%	3
45	Senior Loan	Durham, NC	Multifamily	12/15/2021	59.5	59.5	57.8	18.5	+2.8%	2.5	$167,501 / unit	67%	3
46	Senior Loan	San Antonio, TX	Multifamily	4/20/2022	57.6	57.6	56.4	15.2	+2.7%	1.9	$164,950 / unit	79%	3
47	Senior Loan	Sharon, MA	Multifamily	12/1/2021	51.9	51.9	51.9	9.1	+2.9%	1.4	$270,443 / unit	70%	3
48	Senior Loan	Atlanta, GA	Multifamily	12/10/2021	51.4	51.4	51.4	13.0	+3.0%	1.5	$170,197 / unit	67%	3
49	Senior Loan	Reno, NV	Industrial	4/28/2022	140.4	50.5	50.5	11.5	+2.7%	1.9	$117 / SF	74%	3
50	Senior Loan	Birmingham, AL	Multifamily	5/31/2019	46.0	46.0	46.0	46.0	+4.0%	0.1	$144,595 / unit	46%	3

*See footnotes on subsequent page

KREF

20

2Q'25 Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal / Investment Amount	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan / Investment Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans													
51	Senior Loan	Dallas, TX	Multifamily	4/1/2022	43.7	43.7	42.4	11.8	+2.9%	0.4	$119,144 / unit	73%	3
52	Senior Loan	Carrollton, TX	Multifamily	4/1/2022	43.7	43.7	43.7	13.8	+0.9%	2.1	$136,478 / unit	74%	3
53	Senior Loan	Georgetown, TX	Multifamily	12/16/2021	35.2	35.2	35.2	8.8	+3.4%	1.5	$167,381 / unit	68%	3
Total / Weighted Average					**$8,691.4**	**$6,179.7**	**$5,791.0**	**$1,510.3**	**+3.1%**	**1.9**		**66%**	**3.1**
Real Estate Assets													
1	Real Estate Owned	Mountain View, CA	Office	6/28/2024	n.a.	120.9	120.9	120.9	n.a.	n.a.	$391 / SF	n.a.	n.a.
2	Real Estate Owned	West Hollywood, CA	Condo	4/15/2025	n.a.	93.5	93.5	38.5	n.a.	n.a.	$2,527,027 / unit	n.a.	n.a.
3	Real Estate Owned	Portland, OR	Retail / Redevelopment	12/16/2021	n.a.	85.4	85.4	85.4	n.a.	n.a.	n.a.	n.a.	n.a.
4	Equity Method Investment[9]	Seattle, WA	Life Science	6/28/2024	n.a.	85.3	85.3	44.3	n.a.	n.a.	$537 / SF	n.a.	n.a.
5	Real Estate Owned	Philadelphia, PA	Office	12/22/2023	n.a.	21.9	21.9	21.9	n.a.	n.a.	$104 / SF	n.a.	n.a.
Total / Weighted Average						**$407.0**	**$407.0**	**$311.0**					
CMBS Investments													
1	CMBS B-Pieces[10]	Various	Various	2/13/2017	n.a.	40.0	35.5	35.5	4.8%	4.0		58%	n.a.
2	CMBS B-Pieces	Various	Various	6/18/2025	n.a.	9.1	9.1	9.1	5.9%	9.7		42%	n.a.
Total / Weighted Average						**$49.1**	**$44.6**	**$44.6**	**5.0%**	**5.2**		**55%**	
Portfolio Total / Weighted Average						**$6,635.8**	**$6,242.5**	**$1,865.8**	**+7.5%**	**1.9**		**65%**	**3.1**

*See footnotes on subsequent page

KREF

21

22 2Q'25 Portfolio Details (1) Our total portfolio represents the current principal amount or investment amount on senior and mezzanine loans, real estate assets and other investments. Excludes loans that were fully written off. For Senior Loan 7, the total whole loan is $199.4 million, including (i) a fully funded senior mortgage loan of $120.0 million, at an interest rate of S+2.25% and (ii) a mezzanine note with a commitment of $79.4 million, of which $74.4 million was funded as of June 30, 2025, at a fixed interest rate of 4.5%. The mezzanine note interest is payment-in-kind (“PIK Interest”), which is capitalized, compounded, and added to the outstanding principal balance of the respective loan. (2) Total Whole Loan represents the total commitment of the entire loan originated, including participations by KKR affiliated entities. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; (ii) Real Estate Owned ("REO"), net of borrowings and noncontrolling interests, and (iii) the investment amount of equity method investments, net of borrowings. (4) Weighted average is weighted by the current principal amount of our loans and the investment amount of CMBS investments. Weighted average LTV excludes risk-rated 5 loans and weighted average coupon excludes loans on nonaccrual status. (5) Coupon expressed as spread over Term SOFR. (6) Maximum remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 2, 3, 5, 13 and 17, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for mezzanine loans, LTV is based on the initial balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for CMBS investments, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted Average LTV excludes risk-rated 5 loans. For Senior Loans 2, 3, 5, 13 and 17, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. For senior loans where an appraisal has been obtained post origination, the LTV, presented as follows, is calculated based on the current principal amount divided by the as-is appraised value as of the new appraisal date: Senior Loan 14 (77%); Senior Loan 16 (78%); Senior Loan 19 (64%); Senior Loan 21 (57%); Senior Loan 22 (75%); Senior Loan 26 (83%); Senior Loan 28 (70%); Senior Loan 30 (81%); Senior Loan 31 (63%); and Senior Loan 40 (81%). (9) Represents real estate assets held through a Tenant-in-Common ("TIC") agreement between us and a KKR affiliate. We hold a 74.6% economic interest in the real estate assets and share decision- making with the KKR affiliate under the TIC agreement. (10) Represents our investment in an aggregator vehicle that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount.

23 2Q'25 Portfolio Activity (1) Includes a $92 million transfer to REO and a $20 million write-off (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us Loan Portfolio Activity Future Funding Obligations(2) ($ in Millions) Real Estate Assets & CMBS Investments Loan Portfolio Principal (1)

24 Fully Extended Loan Maturities Note: Based on current principal amount. Excludes real estate owned and equity method investments Fully Extended Loan Maturities ($ in Millions) $88 $2,073 $2,751 $332 $24 $522 2025 2026 2027 2028 2029 2030 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Fully extended weighted average loan maturity of 1.9 years

25 KREF Debt Maturities Note: Does not include collateralized loan obligations (CLOs). Maturity year represents the earlier of (i) the maximum maturity of the underlying loans pledged as collateral or (ii) the maximum maturity of the respective financing agreements Upcoming Debt Maturities by Year ($ in Millions) $0 $0 $0 $0 $0 $40 $0 $549 $31 $918 $1,409 $145 $63 $350 Secured Financing on Loans Corporate Debt 2025 2026 2027 2028 2029 2030 2031 2032 $0 $250 $500 $750 $1,000 $1,250 $1,500 No final facility maturities until 2026 and no corporate debt due until 2030 The table below may represent estimated earlier repayments based on the maturity dates of underlying loan collateral $390

26 Consolidated Balance Sheets (in thousands - except share and per share data) June 30, 2025 December 31, 2024 Assets Cash and cash equivalents $ 107,717 $ 104,933 Commercial real estate loans, held-for-investment 5,777,138 5,888,622 Less: Allowance for credit losses (171,591) (117,103) Commercial real estate loans, held-for-investment, net 5,605,547 5,771,519 Real estate owned, held for investment, net 258,832 262,479 Real estate owned assets, held for sale 127,035 56,554 Equity method investment, real estate asset 85,259 81,708 Equity method investment, CMBS B-Pieces 35,463 35,598 Variable interest entity assets, CMBS trust, at fair value 492,037 — Accrued interest receivable 26,080 28,754 Other assets 17,302 8,853 Total Assets $ 6,755,272 $ 6,350,398 Liabilities and Equity Liabilities Secured financing agreements, net $ 2,948,247 $ 2,798,674 Collateralized loan obligations, net 1,447,843 1,766,104 Secured term loan, net 535,053 333,853 Dividends payable 16,419 17,178 Accrued interest payable 13,038 19,939 Real estate owned liabilities, held for sale 1,805 1,328 Variable interest entity liabilities, CMBS trust, at fair value 482,974 — Due to affiliates 6,139 5,919 Other liabilities 10,612 8,524 Total Liabilities 5,462,130 4,951,519 Commitments and Contingencies — — Equity Preferred Stock, $0.01 par value, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, (13,110,000 shares issued and outstanding as of June 30, 2025 and December 31, 2024); liquidation preference of $327,750, or $25.00 per share 131 131 Common stock, $0.01 par value, 300,000,000 authorized (65,676,132 and 68,713,596 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively) 657 686 Additional paid-in capital 1,689,086 1,714,684 Accumulated deficit (449,821) (370,471) Total KKR Real Estate Finance Trust Inc. Stockholders' Equity 1,240,053 1,345,030 Noncontrolling interests in equity of consolidated joint ventures 53,089 53,849 Total Equity 1,293,142 1,398,879 Total Liabilities and Equity $ 6,755,272 $ 6,350,398

27 Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended Year Ended June 30, 2025 March 31, 2025 June 30, 2024 June 30, 2025 June 30, 2024 Net Interest Income Interest income $ 112,272 $ 113,967 $ 149,249 $ 226,239 $ 300,869 Interest expense 82,101 82,626 108,816 164,727 221,292 Total net interest income 30,171 31,341 40,433 61,512 79,577 Other Income Revenue from real estate owned operations 4,025 2,889 5,785 6,914 10,763 Income (loss) from equity method investments (619) (201) 618 (820) 1,463 Change in net assets of consolidated CMBS trust 41 — — 41 — Gain (loss) on sale of investments 1,192 — (615) 1,192 (615) Other miscellaneous income 1,061 1,187 1,432 2,248 3,224 Total other income 5,700 3,875 7,220 9,575 14,835 Operating Expenses Provision for (reversal of) credit losses, net 49,848 24,863 4,545 74,711 37,811 Expenses from real estate owned operations 6,178 5,474 6,341 11,652 11,890 Management fees to affiliate 5,737 5,797 6,373 11,534 12,713 General and administrative 4,681 4,831 4,795 9,512 9,787 Total operating expenses 66,444 40,965 22,054 107,409 72,201 Income (Loss) Before Income Taxes (30,573) (5,749) 25,599 (36,322) 22,211 Income tax expense — — 71 — 112 Net Income (Loss) (30,573) (5,749) 25,528 (36,322) 22,099 Net income (loss) attributable to noncontrolling interests (847) (888) (304) (1,735) (625) Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries (29,726) (4,861) 25,832 (34,587) 22,724 Preferred stock dividends 5,326 5,326 5,326 10,652 10,652 Participating securities' shares in earnings 373 363 283 736 588 Net Income (Loss) Attributable to Common Stockholders $ (35,425) $ (10,550) $ 20,223 $ (45,975) $ 11,484 Net Income (Loss) Per Share of Common Stock, Basic and Diluted $ (0.53) $ (0.15) $ 0.29 $ (0.68) $ 0.17 Weighted Average Number of Shares of Common Stock Outstanding, Basic and Diluted 67,191,309 68,765,877 69,423,244 67,974,243 69,404,906 Dividends Declared per Share of Common Stock $ 0.25 $ 0.25 $ 0.25 $ 0.50 $ 0.50

28 Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss) (1) Numbers presented may not foot due to rounding (in thousands - except share and per share data) Three Months Ended June 30, 2025 Per Diluted Share(1) March 31, 2025 Per Diluted Share(1) June 30, 2024 Per Diluted Share(1) Net Income (Loss) Attributable to Common Stockholders $ (35,425) $ (0.53) $ (10,550) $ (0.15) $ 20,223 $ 0.29 Adjustments Non-cash equity compensation expense 2,141 0.03 2,127 0.03 2,226 0.03 Depreciation and amortization 740 0.01 740 0.01 — — Unrealized (gains) or losses, net 238 — (131) — 145 — Provision for credit losses, net 49,848 0.74 24,863 0.36 4,545 0.07 (Gain) loss on sale of investments (1,192) (0.02) — — 615 0.01 Distributable Earnings before realized gains and losses $ 16,350 $ 0.24 $ 17,049 $ 0.25 $ 27,754 $ 0.40 Realized loss on loan write-offs, net (20,434) (0.30) — — (135,811) (1.96) Realized gain (loss) on sale of investments 1,192 0.02 — — (615) (0.01) Distributable Earnings (Loss) $ (2,892) $ (0.04) $ 17,049 $ 0.25 $ (108,672) $ (1.57) Diluted weighted average common shares outstanding 67,191,309 68,765,877 69,423,244

29 Key Definitions “Distributable Earnings (Loss)": The Company defines Distributable Earnings as net income (loss) attributable to common stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income or taxable income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.